October 1, 2009
DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement to Prospectus Dated April 30, 2009
Buying and Selling Fund Shares section on Page 5 has been revised as follows:
Minimum Initial Investment:
Classes A and C: $5,000
Class I: $50,000
Buying and Selling Fund Shares section on Pages 8, 11, 14, 17, 20, and 23 has been revised as follows:
Minimum Initial Investment:
Classes A and C: $2,500
Class I: $50,000
This Supplement and the Prospectus dated April 30, 2009 provide the information a prospective investor ought to know before investing and should be retained for future reference.